UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on July 22, 2022, Mercer International Inc. (the "Company") and its wholly owned subsidiary, Mainsee 1434. VV GmbH, entered into a purchase and sale agreement (the "Purchase Agreement") with respect to the acquisition (the "Transaction") from Wood Intermediate S.à r.l. (the "Seller") of all of the outstanding shares of Wood Holdco GmbH, which is the parent company of HIT Holzindustrie Torgau GmbH & Co. KG ("HIT").

ITEM 2.01.COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 2022, the Company's wholly-owned subsidiary, Mainsee 1434. VV GmbH, completed the previously-announced Transaction with the Seller pursuant to the Purchase Agreement. The purchase price for the Transaction was €270 million, inclusive of working capital.

HIT owns, among other things, 100% of a timber processing and value-add pallet production facility in Torgau, Germany (the "HIT Facility") and a wood processing facility in Dahlen, Germany that produces garden products. The Hit Facility is a fully integrated wood processing facility and its production capabilities include wood pallets, lumber, biofuels (briquettes and pellets), garden products and bio-electricity.  The HIT Facility currently has an annual capacity of up to 17 million pallets and the ability to process up to 410 MMfbm of lumber per year. It includes five biomass-fueled power plants, with the ability to generate up to 15MW of electricity.

ITEM 7.01.REGULATION F-D DISCLOSURE.

A copy of the press release announcing completion of the Transaction is furnished as Exhibit 99.1 to this Current Report Form 8‑K and is incorporated by reference herein. The information in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K are not included in this Current Report on Form 8-K. The Company intends to file these financial statements by an amendment within the timeframe permitted by Item 9.01(a).

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K are not included in this Current Report on Form 8-K. The Company intends to file this pro forma financial information by an amendment within the timeframe permitted by Item 9.01(b).

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure

David K. Ure

Chief Financial Officer

Date:  September 30, 2022